                                                                   Exhibit 10.19


                        SECOND AMENDMENT AND FIRST WAIVER

                  SECOND AMENDMENT AND FIRST WAIVER, dated as of February 5, 2003 (this "Amendment"), to the Second Amended and Restated Credit Agreement dated as of November 30, 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Revlon Consumer Products Corporation, a Delaware corporation (the "Company"), the Local Borrowing Subsidiaries from time to time parties thereto (together with the Company, the "Borrowers"), the financial institutions from time to time parties thereto (the "Lenders"), Citibank, N.A., as documentation agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

                  WHEREAS, MacAndrews & Forbes Holdings Inc., a Delaware corporation, and/or an Affiliate thereof ("M&FH"), have agreed to extend financing to the Company (the "M&FH Financing") in the form of (i) a $100,000,000 senior unsecured multiple-draw term loan facility, (ii) the purchase of up to $50,000,000 in aggregate purchase price of preferred stock of Revlon, Inc. ("Revlon"), the net proceeds of which will be received by the Company in the form of a Capital Contribution which preferred stock shall be mandatorily redeemed upon the consummation of the rights offering described in clause (iii) below and (iii) an investment in the capital stock of Revlon pursuant to a rights offering, the net proceeds of which (to the extent paid in cash in excess of the amount necessary to redeem in cash any Revlon preferred stock previously purchased by M&FH as described in clause (ii) above) will be received by the Company in the form of a Capital Contribution;

                  WHEREAS, in connection with the M&FH Financing, the Company has requested that the Lenders amend certain provisions of the Credit Agreement and waive certain Defaults and Events of Default that may occur under the Credit Agreement; and

                  WHEREAS, the Lenders are willing to agree to the requested amendments and waivers on the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

                  Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined. Unless otherwise identified herein, Section and subsection references refer to Sections and subsections of the Credit Agreement.

                  Section 2. Waivers of Defaults and Events of Default. Subject to the occurrence of the Second Amendment Effective Date, the Lenders hereby waive:

                  (a) any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to comply with the Leverage Ratio set forth in subsection 11.1(a) of the Credit Agreement for the four consecutive fiscal quarter period ended on December 31, 2002;

                  (b) until January 31, 2004, any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to comply with the Leverage Ratio set forth in subsection 11.1(a) of the Credit Agreement for the four consecutive fiscal quarter period ending on December 31, 2003;

                  (c) any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to maintain the minimum EBITDA set forth in subsection 11.1(c) of the Credit Agreement for the four consecutive fiscal quarter period ended on December 31, 2002; and

                  (d) until January 31, 2004, any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to maintain the minimum EBITDA set forth in subsection 11.1(c) of the Credit Agreement for the four consecutive fiscal quarter period ending on December 31, 2003.

                  Section 3. Amendments to Subsection 1.1 (Defined Terms). Subsection 1.1 of the Credit Agreement is hereby amended by:

                  (a) deleting therefrom the defined terms for "Applicable Margin" and "Equity Offering" in their entireties and substituting in lieu thereof the following new definitions:

                   ""Applicable Margin" shall mean (a) with respect to Alternate Base Rate Loans, 4.25% per annum and (b) with respect to all other Loans, 5.25% per annum;

                  "Equity Offering" shall mean each sale, transfer, issuance or other disposition (whether public or private) by the Company or any Affiliate thereof of all or any portion of the capital stock or other equity interests in any Person (other than a Subsidiary of the Company) which has the assets of the Company or one or more Pledged Subsidiaries as its only substantial operating assets, excluding the Revlon Rights Offering and the Revlon Preferred Stock Subscription;" and

                  (b) deleting the second parenthetical that appears in the definition of "Affiliate Subordination Letter" in its entirety and substituting in lieu thereof the following new parenthetical:

                  "(including, without limitation, any Indebtedness under subsection 11.2(n) incurred prior to the Second Amendment Effective Date, but other than trade credit in the ordinary course of business, any Subordinated Intercompany Note, any Capital Contribution Note, any Capital Gains Note, or on or after the Second Amendment Effective Date, any Indebtedness in respect of the Interim Financing, the M&FH Multiple-Draw Term Loan or any Indebtedness permitted to be incurred pursuant to subsection 11.2(n))";

                  (c) deleting clause (a)(i) from the definition of "Net Proceeds Event" in its entirety and substituting in lieu thereof the following new clause (a)(i):

                  "(i) the incurrence by the Company or any of its Subsidiaries of any Indebtedness for borrowed money (other than Indebtedness permitted pursuant to paragraphs (a), (b) and (d) through (s) of subsection 11.2, provided, that in the case of such Indebtedness permitted under paragraph (s), a portion of the proceeds from the M&FH Multiple-Draw Term Loan is applied to repay in full any borrowing under, and to permanently reduce to zero any commitments then outstanding under, the Interim Financing, if any);"; and

                  (d) adding the following new definitions in the appropriate alphabetical order:

                  ""Interim Financing" shall mean the unsecured interim financing of up to $40,000,000, if any, provided to the Company by the M&FH Lender prior to the Second Amendment Effective Date pursuant to subsection 11.2(n);

                  "Liquidity" shall mean, at any time, the sum of the following available amounts at such time: (a) Unrestricted Cash of the Company and its Subsidiaries, (b) the funds available under the Multi-Currency Commitments under this Agreement to the extent no Default or Event of Default has occurred and is continuing hereunder, (c) funds available under Indebtedness permitted pursuant to subsection 11.2(n) of this Agreement to the extent such Indebtedness, including the commitment with respect thereto, is evidenced by documentation reasonably acceptable to the Administrative Agent, (d) funds available under the M&FH Multiple-Draw Term Loan to the extent no default or event of default has occurred and is continuing thereunder and (e) funds available under the Revlon Preferred Stock Subscription to the extent the conditions to the obligations of the M&FH Lender with respect thereto are then being satisfied;

                  "M&FH Lender" shall mean M&FH, and/or an Affiliate thereof (other than REV Holdings), that provides financing to the Company pursuant to the Revlon Preferred Stock Subscription Agreement, the Interim Financing, if any, or the M&FH Multiple-Draw Term Loan;

                  "M&FH Multiple-Draw Term Loan" shall mean the senior unsecured multiple-draw term loan in an aggregate principal amount of up to $100,000,000 provided to the Company by the M&FH Lender pursuant to the Multiple-Draw Term Loan Agreement, substantially on the same terms as those contained in the term sheet attached as Exhibit A to the Second Amendment, between the Company and the M&FH Lender, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted by subsection 11.9;

                  "Revlon Preferred Stock" shall mean 500 shares of Series C non-voting, non-convertible, non-dividend preferred stock, par value $0.01 per share, of Revlon that the M&FH Lender shall be obligated to purchase (prior to and as an advance against the consummation of the Revlon Rights Offering) upon Revlon's request pursuant to the Revlon Preferred Stock Subscription Agreement, which preferred stock is mandatorily redeemable upon the consummation of the Revlon Rights Offering;

                  "Revlon Preferred Stock Subscription" shall mean the obligation of the M&FH Lender to purchase from time to time prior to the consummation of the Revlon Rights Offering the Revlon Preferred Stock pursuant to the Revlon Preferred Stock Subscription Agreement for an aggregate purchase price of up to $50,000,000 the net proceeds of which shall be received by the Company in the form of a Capital Contribution;

                  "Revlon Preferred Stock Subscription Agreement" shall mean the agreement among Revlon, the Company and the M&FH Lender set forth in the provisions of Section 2.6 of the Investment Agreement among Revlon, the Company and the M&FH Lender providing for the Revlon Preferred Stock Subscription, substantially on the same terms as those contained in the term sheet attached as Exhibit B to the Second Amendment, as such provisions may be amended, supplemented or otherwise modified from time to time to the extent permitted by subsection 11.9;

                  "Revlon Rights Offering" shall mean the investment by M&FH, and/or an Affiliate thereof (other than REV Holdings), and others in the class A common stock of Revlon pursuant to a rights offering of up to $50,000,000, the net proceeds of which (to the extent paid in cash in excess of the amount necessary to redeem in cash any Revlon Preferred Stock previously purchased by the M&FH Lender in accordance with the Revlon Preferred Stock Subscription Agreement) shall be received by the Company in the form of a Capital Contribution;

                  "Second Amendment" shall mean the Second Amendment and First Waiver, dated as of February 5, 2003, to and under this Agreement;

                  "Second Amendment Effective Date" shall mean the Second Amendment Effective Date as defined in the Second Amendment;

                  "Unrestricted Cash" shall mean cash and Cash Equivalents which the Company or its Subsidiaries may utilize to fund working capital requirements and which is not subject to a lien that restricts the ability of the Company or its relevant Subsidiary to withdraw and use such cash or Cash Equivalents (other than the Liens governed by the Collateral Agency Agreement) and which does not consist of compensating balances for Indebtedness permitted under this Agreement;".

                  Section 4. Amendment to Subsection 8.28 (Indebtedness Owing to Affiliates). Subsection 8.28 of the Credit Agreement is hereby amended by deleting therefrom the second parenthetical that appears therein in its entirety and substituting in lieu thereof the following new parenthetical:

                  "(not including any trade credit in the ordinary course of business, any Subordinated Intercompany Note, any Capital Contribution Note, any Capital Gains Note, or on or after the Second Amendment Effective Date, any Indebtedness in respect of the Interim Financing, the M&FH Multiple-Draw Term Loan or any Indebtedness permitted to be incurred pursuant to subsection 11.2(n))".

                  Section 5. Amendment to Subsection 10.1 (Financial Statements). Subsection 10.1 of the Credit Agreement is hereby amended by:

                  (a) adding (i) immediately after the phrase "at the end of such fiscal year" in paragraph (a) thereof and (ii) at end of clause (i) in paragraph (c) thereof, the following new parenthetical:

                  "(including a schedule setting forth the book value of all domestic receivables, inventory, fixed assets and intellectual property owned by the Company and the Grantors, on a consolidated basis)"; and

                  (b) deleting in clauses (ii) and (iii) of paragraph (b) thereof "five-year model" and substituting in lieu thereof "two-year model".

                  Section 6. Amendment to Subsection 10.2 (Certificates; Other Information). Subsection 10.2 of the Credit Agreement is hereby amended by deleting "and" at the end of paragraph (e) thereof, re-lettering paragraph (f) thereof as paragraph (h) and adding the following new paragraphs (f) and (g) immediately after paragraph (e) therein:

                  "(f) promptly after the delivery of the same to the M&FH Lender, any request for a purchase by the M&FH Lender of Revlon Preferred Stock under the Revlon Preferred Stock Subscription Agreement or a borrowing (i) under the M&FH Multiple-Draw Term Loan or (ii) of Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date; and

                  (g) within five Business Days following the last day of each month in 2003, a certificate of a Responsible Officer of the Company substantially in the form of Exhibit V; and".

                  Section 7.        Amendment to Subsection 10.7 (Notices).
Subsection 10.7 of the Credit Agreement is hereby amended by deleting paragraph
(a) therefrom and adding the following new paragraph (a) in lieu thereof:

                  "(a) of the occurrence of any Default or Event of Default; provided however, that with respect to any Default or Event of Default arising under (i) Section 12(c) for failure to comply with subsection 11.1(d) or (ii) Section 12(s), the Company will give notice thereof to the Administrative Agent no later than the first Business Day after its becoming aware of the occurrence of any Default or Event of Default thereunder;".

                  Section 8. Amendment to Subsection 11.1 (Financial Covenants). Subsection 11.1 of the Credit Agreement is hereby amended by:

                  (a) deleting the table contained in paragraph (a) thereof in its entirety and substituting in lieu thereof the following new table:

                           "Period                   Ratio
                            ------                   -----

                  12/31/01 through 12/31/02          1.40:1.00

                  12/31/03 and thereafter            1.10:1.00";

                  (b) deleting the phrase immediately preceding the first proviso contained in paragraph (b) thereof and substituting in lieu thereof the following new phrase:

                  "(b) Maximum Capital Expenditures. Permit the aggregate amount of Capital Expenditures of the Company and its Subsidiaries during any fiscal year of the Company to be more than $100,000,000, except for the period from the Second Amendment Effective Date to and including December 31, 2003, during which period the aggregate amount of Capital Expenditures of the Company and its Subsidiaries shall not exceed $115,000,000;";

                  (c) deleting the table contained in paragraph (c) thereof in its entirety and substituting in lieu thereof the following new table:

                           "Period                   Amount
                            ------                   ------

                  12/31/01 through 3/31/02           $180,000,000

                  6/30/02 through 9/30/02            $185,000,000

                  12/31/02                           $210,000,000

                  12/31/03 through 9/30/04           $230,000,000

                  12/31/04 and thereafter            $250,000,000"; and

                  (d) adding the following new paragraphs (d) and (e) at the end thereof:

                  "(d) Maintenance of Minimum Liquidity. Permit Liquidity of the Company and its Subsidiaries as of the close of business on any Business Day in the period from the Second Amendment Effective Date to and including January 31, 2004 to be less than $20,000,000.

                  (e) Certificate of Compliance with Financial Covenants in 2003. Fail to deliver to the Administrative Agent prior to January 31, 2004, a certificate of a Responsible Officer of the Company certifying the Company's compliance with the financial covenants contained in this subsection 11.1 for the four consecutive fiscal quarter period ending on December 31, 2003.".

                  Section 9.        Amendment to Subsection 11.2 (Indebtedness).
Subsection 11.2 of the Credit Agreement is hereby amended by:

                  (a) deleting paragraph (n) thereof in its entirety and substituting in lieu thereof the following new paragraph (n):

                  "(n) Indebtedness of the Company to Affiliates in respect of working capital loans actually received in cash by the Company in an aggregate principal amount not to exceed $65,000,000 at any one time outstanding; provided that (i) at the time of any incurrence of any such Indebtedness on or after the Second Amendment Effective Date, the M&FH Multiple-Draw Term Loan shall be fully drawn and the M&FH Lender shall have purchased all shares of Revlon Preferred Stock pursuant to the Revlon Preferred Stock Subscription (if the Revlon Rights Offering shall not have been consummated), (ii) the rate of interest payable on account of such Indebtedness shall be less than the rate then payable on Eurodollar Loans hereunder and (iii) any such Indebtedness shall not be repayable (and, in any event, shall not be repaid) prior to January 31, 2004 at any time when, after giving effect to such repayment, the Company would not be in compliance with subsection 11.1(d);"; and

                  (b) deleting therefrom "and" at the end of paragraph (q) and adding the following new paragraph (s) immediately after paragraph (r) thereof:

                  "(s) unsecured Indebtedness of the Company to the M&FH Lender in respect of the M&FH Multiple-Draw Term Loan (and any increase in the amount outstanding thereunder due to the accrual and capitalization of interest in accordance with its terms);".

                  Section 10. Amendments to Subsection 11.9 (Limitation on Payments on Account of Debt; Synthetic Purchase Agreements). Subsection 11.9 of the Credit Agreement is hereby amended by:

                  (a) deleting therefrom paragraph (a) in its entirety and substituting in lieu thereof the following new paragraph (a):

                  "(a) amend, waive, supplement or otherwise modify in any material respect (including without limitation, amendments of the interest rate or payment terms thereof) (i) any Indenture or any agreement governing the Subordinated Notes, (ii) the interest rate, maturity date or other tenor, financial provisions or any other provision, if the proposed amendment, waiver or supplement to such other provision is adverse to the Lenders, of the Revlon Preferred Stock Subscription Agreement (other than the termination of the commitment thereunder in connection with the consummation of the Revlon Rights Offering) or any agreement governing the Interim Financing (other than its termination upon the closing of the M&FH Multiple-Draw Term Loan), the M&FH Multiple-Draw Term Loan or Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date, (iii) any Indebtedness permitted pursuant to subsection 11.2(c) or (iv) any other Indebtedness not permitted pursuant to the terms of this Agreement as in effect on the date hereof but entered into with the consent of the Required Lenders;"; and

                  (b) deleting therefrom paragraph (b) in its entirety and substituting in lieu thereof the following new paragraph (b):

                  "(b) amend, waive, supplement or otherwise modify any Subordinated Intercompany Note, any Capital Gains Note, any Capital Contribution Note or any Affiliate Subordination Letter, provided that any Affiliate Subordination Letter previously delivered by the M&FH Lender in connection with the Interim Financing shall be terminated automatically on the Second Amendment Effective Date, and provided further that the terms of any Affiliate Subordination Letter may be amended to the extent necessary to provide that such Affiliate Subordination Letter shall not govern Indebtedness in respect of the M&FH Multiple-Draw Term Loan or any Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date;".

                  Section 11. Amendment to Subsection 11.13 (Limitation on Negative Pledge Clauses). Subsection 11.13 of the Credit Agreement is hereby amended by deleting therefrom the first parenthetical that appears therein in its entirety and substituting in lieu thereof the following new parenthetical:

                  "(other than the Credit Documents and documents related to the M&FH Multiple-Draw Term Loan and Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date)".

                  Section 12. Amendments to Section 12 (Events of Default).
         Section 12 of the Credit Agreement is hereby amended by:

                  (a) deleting therefrom paragraph (c) in its entirety and substituting in lieu thereof the following new paragraph (c):

                  "(c) Certain Covenants. Default by the Company in the observance or performance of any negative covenant or agreement contained in Section 11 or the observance of any covenant or agreement contained in subsection 10.13, provided however that in the case of any default by the Company in the observance of subsection 11.1(d), such default shall continue unremedied for a period of two Business Days; or";

                  (b) deleting therefrom "; or" at the end paragraph (o), substituting "," in lieu thereof and adding the following new proviso immediately thereafter:

                  "provided that an Affiliate Subordination Letter shall not be required to be delivered with respect to the M&FH Multiple-Draw Term Loan or Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date and any Affiliate Subordination Letter previously delivered by the M&FH Lender in connection with the Interim Financing shall be terminated automatically on the Second Amendment Effective Date; or";

                  (c) deleting therefrom paragraph (q) in its entirety and substituting in lieu thereof the following new paragraph (q):

                  "(q) Capital Contributions. (a) Revlon shall fail to make Capital Contributions to the Company in a timely manner in the amount equal to the Net Proceeds of (i) any Equity Offering, (ii) the Revlon Preferred Stock Subscription and (iii) the Revlon Rights

         Offering (but in the case of this clause (iii), only to the extent that the Net Proceeds therefrom paid in cash exceed the amount necessary to redeem in cash any Revlon Preferred Stock previously purchased by the M&FH Lender in accordance with the Revlon Preferred Stock Subscription Agreement); provided, however, that for purposes of this Section 12(q), the term "Equity Offering" shall not include any Equity Offering made by any Person (other than Revlon) of all or any portion of the capital stock or other equity interests of Revlon;"; and

                  (d) adding "or" at the end of paragraph (r) thereof and adding the following new paragraph (s) immediately after paragraph (r) thereof:

                  "(s) M&FH Multiple-Draw Term Loan, Indebtedness under Subsection 11.2(n) and Revlon Preferred Stock. The M&FH Lender shall have failed to fund (i) the M&FH Multiple-Draw Term Loan, (ii) any binding commitments by the M&FH Lender to provide Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date or (iii) a purchase of Revlon Preferred Stock requested by Revlon on the date such funds are required to be provided to the Company or Revlon, whichever the case may be, pursuant to the documentation with respect to clause (i), (ii) or (iii) hereof, whichever the case may be, which request shall be sent promptly to the Administrative Agent pursuant to subsection 10.2(f) hereof;".

                  Section 13. New Exhibit V. The Credit Agreement is hereby amended by adding a new Exhibit V thereto in the form attached hereto as Exhibit C.

                  Section 14. Representations and Warranties. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed a reference to the Credit Agreement after giving effect to this Amendment.

                  Section 15. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Second Amendment Effective Date") on which
(a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company and the Required Lenders and duly acknowledged and consented to by each Guarantor, Grantor and Pledgor, (ii) executed copies of the Revlon Preferred Stock Subscription Agreement and the M&FH Multiple-Draw Term Loan, with respect to which the conditions precedent thereunder shall have been or shall be concurrently fully satisfied with respect to the borrowing made to repay the Interim Financing, if any, (iii) for the account of each Lender that approves this Amendment prior to 4:00 pm (New York City time) on February 5, 2003, an amendment fee equal to 0.75% of the sum of such Lender's Multi-Currency Commitment and such Lender's Term Loans outstanding and (iv) an executed legal opinion from counsel to the Company, in form and substance reasonably acceptable to the Administrative Agent and (b) the Interim Financing, if any, shall have been or shall be concurrently repaid in full and the commitments thereunder shall have been permanently reduced to zero. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  Section 16. Reference to and Effect on the Credit Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 15 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provisions of any of the Credit Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  Section 17. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  Section 18. GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  Section 19. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

              REVLON CONSUMER PRODUCTS CORPORATION, as a Borrower


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Senior Vice President, General Counsel and Secretary


              REVLON INTERNATIONAL
              CORPORATION (UK Branch), as a Local Borrowing Subsidiary


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Vice President and Secretary


              REVLON AUSTRALIA PTY LIMITED, as a Local Borrowing
              Subsidiary


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Attorney-in-Fact


              EUROPEENNE DE PRODUITS DE BEAUTE, as a Local Borrowing
              Subsidiary


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Attorney-in-Fact


              REVLON K.K., as a Local Borrowing Subsidiary


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Attorney-in-Fact

              REVLON CANADA, INC., as a Local Borrowing Subsidiary


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Vice President and Secretary


              REVLON (HONG KONG) LIMITED, as a Local Borrowing Subsidiary


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Attorney-in-Fact


              REVLON S.p.a., as a Local Borrowing Subsidiary


              By: /s/ Robert K. Kretzman
                 --------------------------------
                 Name:  Robert K. Kretzman
                 Title: Director

              JPMORGAN CHASE BANK, as Administrative Agent and as a Lender


              By: /s/ Neil R. Boylan
                 --------------------------------
                 Name:  Neil R. Boylan
                 Title: Managing Director

              CITIBANK, N.A., as Documentation Agent and as a Lender


              By: /s/ F. R. Lowe
                 --------------------------------
                 Name:  F. R. Lowe
                 Title: Vice President

               TRANSAMERICA BUSINESS CAPITAL CORPORATION
               -----------------------------------------
               Name of Lender


               By: /s/ Perry Vavoules
                  --------------------------------
                  Name:  Perry Vavoules
                  Title: Executive Vice President

                Allied Irish Banks, p.l.c
                ----------------------------------
                Name of Lender


                By: /s/ Germaine Reusch
                    --------------------------------
                    Name:  Germaine Reusch
                    Title: Senior Vice President


                By: /s/ Denise Magyer
                   --------------------------------
                   Name:  Denise Magyer
                   Title: Vice President

                                      Bank of America, N.A
                                      ------------------------------------------
                                      Name of Lender

                                      By: /s/ Michael J. McKenney
                                          --------------------------------------
                                          Name:  Michael J. McKenney
                                          Title: Managing Director

                                      BLACK DIAMOND CLO 1998-1 LTD.
                                      ------------------------------------------
                                      Name of Lender

                                      By: /s/ Paul Cope
                                          --------------------------------------
                                          Name:  Paul Cope
                                          Title: Director

                                      BLACK DIAMOND CLO 2000-1 LTD.
                                      ------------------------------------------
                                      Name of Lender

                                      By: /s/ Paul Cope
                                          --------------------------------------
                                          Name:  Paul Cope
                                          Title: Director

                                      BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
                                      ------------------------------------------
                                      Name of Lender

                                      By: /s/ David Dyer
                                          --------------------------------------
                                          Name:  David Dyer
                                          Title: Director

                                      LONG LANE MASTER TRUST IV

                                      By: Fleet National Bank as Trust
                                          Administrator
                                          --------------------------------------
                                          Name of Lender

                                      By: /s/ Renee Nadler
                                          --------------------------------------
                                          Name:  Renee Nadler
                                          Title: Managing Director

                                       TRS 1 LLC

                                       By: /s/ Rosemary F. Dunne
                                           -------------------------------------
                                           Name:  Rosemary F. Dunne
                                           Title: Vice President

                                           Credit Suisse First Boston
                                           -------------------------------------
                                           Name of Lender


                                           By: /s/ SoVonna Day-Goins
                                               ---------------------------------
                                               Name:  SoVonna Day-Goins
                                               Title: Vice President

                                           By: /s/ Cassandra Droogan
                                               ---------------------------------
                                               Name:  Cassandra Droogan
                                               Title: Associate

                                    Fidelity Advisor Series II: Fidelity
                                    Advisor Floating Rate High Income Fund
                                    --------------------------------------------
                                    Name of Lender


                                    By: /s/ John H. Costello
                                        ----------------------------------------
                                        Name:  John H. Costello
                                        Title: Assistant Treasurer

                                    --------------------------------------------
                                    Fleet National Bank

                                    By: /s/ J.D. Smith
                                        ----------------------------------------
                                        Name:  J.D. Smith
                                        Title: Vice President

                                    General Electric Capital Corporation
                                    --------------------------------------------
                                    Name of Lender

                                    By: /s/ William S. Richardson
                                        ----------------------------------------
                                        Name:  William S. Richardson
                                        Title: Duly Authorized Signatory

                                    GoldenTree High Yield Master Fund, Ltd.
                                    By: GoldenTree Asset Management, L.P.

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    GoldenTree High Yield Opportunities I, L.P.
                                    By: GoldenTree Asset Management, L.P.


                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    GoldenTree High Yield Opportunities II, L.P.
                                    By: GoldenTree Asset Management, L.P.

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                    By: /s/ Sandra Stulberger
                                        ----------------------------------------
                                        Name:  Sandra Stulberger
                                        Title: Authorized Signatory

                                    NATEXIS BANQUES POPULAIRES
                                    --------------------------------------------
                                    Name of Lender

                                    By: /s/ Frank H. Madden, Jr.
                                        ----------------------------------------
                                        Name:  Frank H. Madden, Jr.
                                        Title: Vice President & Group Manager

                                    By: /s/ Joseph A. Miller
                                        ----------------------------------------
                                        Name:  Joseph A. Miller
                                        Title: Associate

                                    OAK HILL CREDIT PARTNERS I, LIMITED

                                    By: Oak Hill CLO Management I, LLC
                                        As Investment Manager

                                    By: /s/ Scott D. Krase
                                        ----------------------------------------
                                        Name:  Scott D. Krase
                                        Title: Vice President

                                    OAK HILL SECURITIES FUND, L.P.

                                    By: Oak Hill Securities GenPar, L.P.
                                        its General Partner

                                    By: Oak Hill Securities MGP, Inc.,
                                        its General Partner

                                    By: /s/ Scott D. Krase
                                        ----------------------------------------
                                        Name:  Scott D. Krase
                                        Title: Vice President

                                    OAK HILL SECURITIES FUND II, L.P.

                                    By: Oak Hill Securities GenPar II, L.P.
                                        its General Partner

                                    By: Oak Hill Securities MGP II, Inc.,
                                        its General Partner

                                    By: /s/ Scott D. Krase
                                        ----------------------------------------
                                        Name:  Scott D. Krase
                                        Title: Vice President

                                    PRESIDENT & FELLOWS OF HARVARD COLLEGE

                                    By: Regiment Capital Management, LLC
                                        as its Investment Advisor

                                    By: Regiment Capital Advisors, LLC
                                        its Manager and pursuant to delegated
                                        authority

                                    By: /s/ Timothy S. Peterson
                                        ----------------------------------------
                                        Timothy S. Peterson
                                        President

                                    REGIMENT CAPITAL, LTD

                                    By: Regiment Capital Management, LLC
                                        as its Investment Advisor

                                    By: Regiment Capital Advisors, LLC
                                        its Manager and pursuant to delegated
                                        authority

                                    By: /s/ Timothy S. Peterson
                                        ----------------------------------------
                                        Timothy S. Peterson
                                        President

                                    VAN KAMPEN
                                    PRIME RATE INCOME TRUST

                                    By: Van Kampen Investment Advisory Corp.
                                    --------------------------------------------
                                    Name of Lender

                                    By: /s/ Christina Jamieson
                                        ----------------------------------------
                                        Name:  Christina Jamieson
                                        Title: Vice President

                                    VAN KAMPEN
                                    SENIOR INCOME TRUST

                                    By: Van Kampen Investment Advisory Corp.
                                    --------------------------------------------
                                    Name of Lender

                                    By: /s/ Christina Jamieson
                                        ----------------------------------------
                                        Name:  Christina Jamieson
                                        Title: Vice President

                           ACKNOWLEDGEMENT AND CONSENT

                                                  Dated as of February 5, 2003

                  Each of the undersigned (in its capacity as a Guarantor, Grantor and/or Pledgor, as the case may be, under the Security Documents to which it is a party) does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing Second Amendment and (b) after giving effect to such Second Amendment, (i) confirms, reaffirms and restates the representations and warranties made by it in each Credit Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Credit Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Second Amendment.

                                        ALMAY, INC.
                                        CHARLES OF THE RITZ GROUP LTD.
                                        CHARLES REVSON INC.
                                        COSMETICS & MORE INC.
                                        NORTH AMERICA REVSALE INC.
                                        PPI TWO CORPORATION
                                        REVLON CONSUMER CORP.
                                        REVLON DEVELOPMENT CORP.
                                        REVLON GOVERNMENT SALES, INC.
                                        REVLON INTERNATIONAL CORPORATION
                                        REVLON PRODUCTS CORP.
                                        REVLON REAL ESTATE CORPORATION
                                        RIROS CORPORATION
                                        RIROS GROUP INC.
                                        RIT INC.


                                        By: /s/ Robert K. Kretzman
                                           --------------------------------
                                           Name:  Robert K. Kretzman
                                           Title: Vice President and Secretary

                                        REVLON, INC.


                                        By: /s/ Robert K. Kretzman
                                           --------------------------------
                                           Name:  Robert K. Kretzman
                                           Title: Senior Vice President, General
                                                  Counsel, and Secretary

                                                                       Exhibit A


                      REVLON CONSUMER PRODUCTS CORPORATION

                               SUMMARY TERM SHEET

         $100,000,000 SENIOR UNSECURED MULTIPLE-DRAW TERM LOAN FACILITY

THE TERM LOAN FACILITY
----------------------

Borrower:                      Revlon Consumer Products Corporation (the
                               "Company").

Lender:                        MacAndrews & Forbes Holdings Inc.

Amount: $100,000,000 multiple-draw term loan facility (the "Term Loan Facility;" each loan made under the Term Loan Facility, a "Loan" and collectively, the "Loans").

Ranking: The Loans will be senior unsecured debt (i) ranking pari passu in right of payment with (but subject to the prior rights in collateral of) the Company's existing bank credit agreement (the "Bank Credit Agreement") and secured senior note indenture, (ii) ranking pari passu in right of payment with the Company's existing unsecured senior note indentures, and (iii) constituting "Senior Debt" under the Company's existing senior subordinated note indenture.

Maturity Date:                 December 1, 2005 (the "Maturity Date").

Use of Proceeds:               To provide working capital for the Company and
                               its subsidiaries and for other general corporate purposes.

Availability:                  The Term Loan Facility will be available for
                               borrowings from time to time during the period from the date on which the conditions precedent to the initial loan are satisfied (the "Closing
                               Date") through the Maturity Date so long as the aggregate principal amount of Loans (excluding any capitalized interest) (the "Base Principal") made under the Term Loan Facility does not exceed
                               $100,000,000; provided, that no Loan shall be made if the Aggregate Multi-Currency Commitment
                               (as defined in the Bank Credit Agreement)
                               (excluding any undrawn portions of the Currency
                               Sublimits (as defined in the Bank Credit
                               Agreement) in an aggregate amount not to exceed the amount reasonably determined by the Company to be advisable to be maintained in order to provide the flexibility the Local Borrowers (as defined in the Bank Credit Agreement) require from time to time to borrow in non-Dollar currencies) has not been substantially drawn after giving effect to any revolving loans to be made under the Bank Credit Agreement, and any letters of credit to be issued under the Bank
                               Credit Agreement, substantially concurrently with such Loan.

Interest Rate and Payment:     The aggregate principal amount of the Loans
                               outstanding from time to time (as the same may be increased in accordance with the next sentence) will bear interest at a rate per annum equal to 12.0%. Accrued interest will not be payable in cash prior to the Maturity Date, but instead will be added to the outstanding principal balance of the Loans quarterly on March 31, June 30,
                               September 30 and December 31 of each year. All accrued interest and principal will be payable in full in cash on the Maturity Date. Interest will be computed on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed. If any amount owing under the Term Loan
                               Facility is not paid when due, such amount will bear interest at a rate per annum equal to 14.0% until paid in full.

Amortization:                  None

Optional Prepayment:           Loans may be prepaid in whole or in part at any
                               time without premium or penalty unless such prepayment is prohibited under the terms of the Bank Credit Agreement. Any amount of any Loan so prepaid may not be reborrowed.

Mandatory Prepayment:          Upon the occurrence of a Change of Control (as
                               defined in the indenture for the Company's 9%
                               Senior Notes due 2006 as in effect on the date hereof) the Loans shall be prepaid in full, together with all capitalized interest and accrued and unpaid interest thereon.

Fees:                          None

Collateral:                    None

Guaranties:                    None

CERTAIN CONDITIONS AND REPRESENTATIONS AND WARRANTIES:
------------------------------------------------------

Conditions to
Effectiveness:                 The effectiveness of the Term Loan Facility will
                               be subject to the following:

                               (a) negotiation and execution of a definitive loan agreement mutually acceptable to the Lender and the Company (the "Loan Agreement");

                               (b)   approval of the Board of Directors of
                                     Revlon, Inc. upon the recommendation of the Special Committee thereof; and

                               (c) receipt of an amendment to the Bank Credit Agreement to the extent necessary to permit the Company to enter into and borrow under the Loan Agreement.

Conditions to all Loans:       In addition to the conditions set forth under
                               "Availability" above, the making of each Loan will be conditioned only upon (a) all representations and warranties in the Loan
                               Agreement being true and correct in all material respects and (b) there being no Event of Default
                               (as defined below) in existence at the time of, or after giving effect to, the making of such Loan.

Representations and
Warranties:                    The representations and warranties will be
                               limited to the following:

                               o     Due incorporation and good standing;

                               o Due authorization, execution and delivery of the Loan Agreement;

                               o     Enforceability of the Loan Agreement;

                               o No consent, approval or filing necessary for the Loan Agreement which has not been obtained; and

                               o No conflict of the Loan Agreement with laws or other existing agreements to which the Company is subject or bound, to the extent any such conflict would cause the Company to be in breach of, or to violate, such laws or other agreements.

CERTAIN COVENANTS AND EVENTS OF DEFAULT: The Loan Agreement will include the following affirmative and negative covenants and events of default applicable to the Company and its subsidiaries (which will be subject, in each case, to exceptions and baskets to be mutually agreed upon and be substantially identical to those set forth in the indenture for the Company's 9% Senior Notes due 2006 as in effect on the date hereof):

Covenants:                     1.  Limitation on debt;
                               2.  Limitation on liens;
                               3.  Limitation on restricted payments;

                               4. Limitation on restrictions on distributions from subsidiaries;
                               5. Limitation on sales of assets and subsidiary stock;
                               6.  Limitation on transactions with affiliates;
                               7.  Change of control;
                               8.  Successor company; and
                               9.  Further assurances.

Events of Default:             o     Nonpayment of principal when due or
                                     interest within 30 days after due;

                               o Failure to comply with covenant described in clause (8) above;

                               o Failure to comply with covenants described in clauses (1) through (7) above, which failure continues for 30 days after notice;

                               o Failure to comply with any other material covenant or agreement under the Loan Agreement, which failure continues for 60 days after notice;

                               o     Debt of the Company or any significant
                                     subsidiary in excess of $25,000,000 is not paid at maturity or is accelerated because of a default, and such default continues for 10 days after notice;

                               o Certain bankruptcy events with respect to the Company or any significant subsidiary; and

                               o Any judgment for payment of money in excess of $25,000,000 is entered against the Company or a significant subsidiary and is not discharged, unless certain conditions are met.

CERTAIN OTHER TERMS
-------------------

Assignments:                   The Lender may not assign any of its rights or
                               obligations under the Loan Agreement.

Governing Law:                 State of New York.

Fees and Expenses:             The Company will reimburse the Lender for its
                               legal expenses relating to the Term Loan Facility and the Loan Agreement.

Indemnification:               The Company will indemnify the Lender for any
                               claims arising as a result of the financing contemplated hereby subject to customary limitations.

                                                                       Exhibit B

                                  REVLON, INC.

                               SUMMARY TERM SHEET
                               ------------------

                    $50,000,000 Series C Preferred Investment
                    -----------------------------------------

Investor:                      MacAndrews & Forbes Holdings Inc. (the
                               "Investor")

Issuer:                        Revlon, Inc. (the "Company")

Type of Security:              Shares of the Company's Series C Preferred Stock,
                               $0.01 par value per share (the "Series C
                               Preferred").

Definitive Documentation:      The Series C Preferred shall be issued and sold
                               in the manner contemplated by an investment agreement (the "Investment Agreement"), by and among the Company, Revlon Consumer Products
                               Corporation ("RCPC") and the Investor.

                               The rights, preferences and privileges of the Series C Preferred will be set forth in a Certificate of Designations in form and substance reasonably acceptable to the Investor.

Maximum Amount of Investment:  $50,000,000

Price Per Share:               $100,000

Conditions Precedent:          The Investor shall not be required to purchase
                               the Series C Preferred (each purchase, an
                               "Advance Purchase") unless (i) the Aggregate
                               Multi-Currency Commitment (as defined in RCPC's credit agreement (the "Bank Credit Agreement"))
                               (excluding any undrawn portions of the Currency
                               Sublimits (as defined in the Bank Credit
                               Agreement) in an aggregate amount not to exceed the amount reasonably determined by RCPC to be advisable to be maintained in order to provide the flexibility the Local Borrowers (as defined in the Bank Credit Agreement) require from time to time to borrow in non-Dollar currencies) has been substantially drawn after giving effect to any revolving loans to be made under the Bank Credit Agreement, and any letters of credit to be issued under the Bank Credit
                               Agreement, substantially concurrently with such issuance of Series C Preferred, (ii) the availability under the $100,000,000 multi-draw term loan facility extended by the Investor to the Company (the "Term Loan Facility"), after giving effect to any loan to be made under the Term Loan Facility substantially concurrently with such issuance of Series C Preferred, is not greater than zero, (iii) all approvals necessary for the consummation of the transactions contemplated by the Investment Agreement, including the issuance of the Series C Preferred, shall have been obtained, (iv) the Company shall have performed each of its obligations under the Investment Agreement required to be performed by it at or prior to the applicable Advance Purchase
                               Date (as defined below) and the representations and warranties of the Company contained in the Investment Agreement shall be true and correct at and as of the applicable Advance Purchase Date as if made at and as of such applicable Advance
                               Purchase Date, and (v) there shall not have occurred and be occurring an Event of Default (as such term is defined in the Term Loan Facility), either before or after giving effect to such Advance Purchase, under the Term Loan Facility.

Terms of Investment            Prior to the consummation of the Company's rights
                               offering (the "Rights Offering"), from time to time on one or more occasions, the Company may request that the Investor purchase, and the Investor shall purchase, shares of Series C
                               Preferred; provided, that the Company shall deliver to the Investor written notice (an
                               "Advance Purchase Notice") no less than three (3) business days prior to the date of the Advance
                               Purchase (the "Advance Purchase Date").

                               On each Advance Purchase Date, the Investor will make an Advance Purchase equal to the lesser of
                               (i) the purchase price set forth in such Advance Purchase Notice, and (ii) $50,000,000 less the aggregate purchase price of all previous Advance Purchases.

Ranking: The Series C Preferred shall, with respect to rights to distributions upon the liquidation, winding-up or dissolution of the Company, rank senior to all classes of common stock, par value $0.01 per share of the Company (the "Common Stock"), pari passu with the Company's Series A Preferred Stock, par value $0.01 per share, and junior to the Company's Series B Preferred Stock, par value $0.01 per share.

Conversion:                    The Series C Preferred is not convertible.

Rights, Preferences,           (1) Dividend Provisions:  The holders of Series C
Privileges and Restrictions    Preferred shall not be entitled to receive any
of Series C Preferred:         dividends.

                               (2) Liquidation Rights: (a) Upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary (collectively, a "Liquidation"), no distribution shall be made to the holders of the Common Stock or any other class or series of capital stock of the Company ranking junior to the Series C Preferred (collectively referred to as the "Junior Stock") unless, prior to any such distribution, the holders of the Series C Preferred shall have received in cash, out of the assets of the Company available for distribution to its stockholders, after satisfaction of the Company's indebtedness and other liabilities (the "net assets"), whether such assets are capital or surplus and whether any dividends as such are declared, the amount of $100,000 per share for each outstanding share of Series C Preferred. In the event of any Liquidation of the Company, after payment in cash shall have been made to the holders of shares of Series C Preferred of the full amount to which they shall be entitled as aforesaid, the holders of any class of Junior Stock shall be entitled, to the exclusion of the holders of shares of Series C Preferred Stock, to share according to their respective rights and preference in all remaining assets of the Company available for distribution to its stockholders.
                               (b) If the net assets distributable in any Liquidation to the holders of Series C Preferred or any class or series of stock on a parity with the Series C Preferred as to Liquidation (the "Liquidation Parity Stock") are insufficient to permit the payment to such holders of the full preferential amounts to which they may be entitled, such assets shall be distributed ratably among the holders of the Series C Preferred and such Liquidation Parity Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive. Neither a merger or consolidation of the Company with or into any other company or companies nor a sale, conveyance, exchange or transfer of all or any part of the assets of or property of the Company shall be deemed to be a Liquidation.

                               (3) Optional Redemption by Company: The Company may, at its option, by resolution of its Board, redeem at any time or from time to time, all or a portion of the outstanding shares of Series C Preferred at a cash redemption price equal to $100,000 per share; provided, however, that no such redemption shall be permitted at such time as the terms and provisions of any financing or working capital agreement of the Company or by which the Company is bound specifically prohibit such redemption, or if such redemption would constitute a breach thereof or a default thereunder or if such redemption would, upon the giving of notice or passage of time or both, constitute such breach or default.

                               (4) Voting Rights: Except as otherwise provided by law, the holders of Series C Preferred shall not be entitled to vote on any matters submitted for a vote of the holders of the Common Stock or of any other class of capital stock.

Mandatory Redemption:          Each issued and outstanding share of Series C
                               Preferred shall be mandatorily redeemed by the Company upon consummation of the Rights Offering at a cash redemption price (the "Redemption
                               Price") equal to $100,000 per share.

                               In lieu of paying cash to satisfy its obligations to exercise its basic subscription privilege (the "Basic Subscription Privilege") in the Rights Offering and to back-stop the Rights Offering (the "Back-stop"; such obligations together, the "Investor Obligations"), at the consummation of the Rights Offering, the Investor may elect, by written notice delivered to the Company, to satisfy all or part of the Investor Obligations by offsetting such obligations against the Investor's right to receive from the Company the Redemption Price of the Series C Preferred the Investor then holds, if any, and if such notice is given, (i) the Company shall credit an amount equal to the aggregate Redemption Price specified in the notice for all shares of Series C Preferred held by the Investor, if any, against, and reduce accordingly, the Investor Obligations to the extent specified in such notice and (ii) to the extent the aggregate Redemption Price payable to the Investor exceeds the amount of Investor Obligations offset as specified in such notice, the Company shall pay cash in the amount of such excess to the Investor upon the consummation of the Rights Offering.

Use of Proceeds:               The net proceeds shall be contributed to RCPC in
                               the form of a capital contribution or in such other form as the Company and RCPC may agree and as may be permitted by the Bank Credit Agreement.

Governing Law:                 State of New York

Fees and Expenses:             The Company will reimburse the Investor for its
                               legal expenses relating to its investment in Series C Preferred.

                                    EXHIBIT C
                               TO SECOND AMENDMENT

                                                                    Exhibit V to
                                                                Credit Agreement
                                                                ----------------

                                     FORM OF

                    MINIMUM LIQUIDITY COMPLIANCE CERTIFICATE

To: JPMorgan Chase Bank, as Administrative Agent under the Second Amended and Restated Credit Agreement dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Revlon Consumer Products Corporation (the "Company"), the Local Borrowing Subsidiaries named therein, the financial institutions from time to time parties thereto, the Arranger named therein, the Documentation Agent named therein and the Administrative Agent; unless otherwise defined herein, all capitalized terms used herein have the meanings assigned thereto in the Credit Agreement.

Ladies and Gentlemen:

         The undersigned, ____________ (a "Responsible Officer"), does hereby certify pursuant to subsection 10.2(g) of the Credit Agreement that, to the best knowledge of the undersigned, the Company, during the most recently ended calendar month, has observed and performed in all material respects its covenant under subsection 11.1(d) thereunder.

         In support of the statement above, the undersigned does hereby certify as follows (with all monetary amounts being expressed in millions of U.S. Dollars):

         For the calendar month beginning on __________ and ended on ____________, Liquidity was, as of the close of business on each Business Day in such calendar month, at least $20,000,000, and Liquidity as of the close of business on the last Business Day of such month was $________________, with such Liquidity being determined as follows:

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                                    LIQUIDITY
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(a)      Unrestricted Cash of the Company and its Subsidiaries
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(b)      funds available under the Multi-Currency Commitments
         to the extent no Default or Event of Default has
         occurred and is continuing under the Credit Agreement
--------------------------------------------------------------------------------
(c)      funds available under Indebtedness permitted pursuant
         to subsection 11.2(n) of the Credit Agreement to the
         extent such Indebtedness, including the commitment
         with respect thereto, is evidenced by documentation
         reasonably acceptable to the Administrative Agent
--------------------------------------------------------------------------------
(d)      funds available under the M&FH Multiple-Draw Term Loan
         to the extent no default or event of default has
         occurred and is continuing thereunder
--------------------------------------------------------------------------------
(e)      funds available under the Revlon Preferred Stock
         Subscription to the extent the conditions to the
         obligations of the M&FH Lender with respect thereto
         are then being satisfied
--------------------------------------------------------------------------------
(f)      Sum of (a) through (e)
--------------------------------------------------------------------------------


         IN WITNESS WHEREOF, the undersigned has caused this Minimum Liquidity Compliance Certificate to be executed and delivered as of the date first set forth above.

                                            REVLON CONSUMER PRODUCTS
                                              CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: